Earnings Per Share	12 Months Ended
Dec. 31, 2023
Basic and diluted loss per weighted average common share:
Earnings Per Share

Note L – Earnings Per Share

Basic and diluted loss per weighted average common share (“EPS”) is calculated by dividing net income (loss) attributable to the our common stockholders, including any participating securities, by the weighted average number of shares outstanding for the period. We include the effect of participating securities in basic and diluted earnings per share computations using the two-class method of allocating distributed and undistributed earnings when the two-class method is more dilutive than the treasury stock method. Outstanding warrants and stock-based compensation were antidilutive as a result of the net loss for the twelve months ended December 31, 2023 and 2022 and therefore were excluded from the dilutive calculation. We include unvested PUs as contingently issuable shares in the computation of diluted EPS once the market criteria is met, assuming that the end of the reporting period is the end of the contingency period. We had 2.8 million unvested service-and performance-based awards which are considered antidilutive to the dilutive loss per share calculation for the twelve months ended December 31, 2023 and 2022.

The following table reconciles the numerator and denominator used in computing our basic and diluted per-share amounts for net loss attributable to common stockholders for the twelve months ended December 31, 2023 and 2022 (dollars in thousands):

	2023	2022
Numerator:
Net loss attributable to MIC	$(32,475)	$(11,119)
Net loss attributable to participating securities	—	—
Net loss attributable to MIC common stock	$(32,475)	$(11,119)
Denominator:
Basic and dilutive weighted average shares of Common Stock outstanding	13,244,388	13,089,848
Basic and diluted loss per weighted average common share:
Basic and dilutive	$(2.45)	$(0.85)